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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 2 to the Registration Statement of Universal Compression Holdings, Inc. on Form S-3 of our report dated May 25, 2001, appearing in the Prospectus, which is part of this registration statement.


DELOITTE & TOUCHE LLP

Houston, Texas
June 28, 2001